SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                                  __________

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                               November 22, 1996

                                  __________

                     INTELIDATA TECHNOLOGIES CORPORATION
            (Exact name of registrant as specified in its charter)


                                   Delaware
                                  __________

                (State or other jurisdiction of incorporation)


             000-21685                               54-1820617
      (Commission File Number)         (I.R.S. Employer Identification No.)


          13100 Worldgate Drive, Suite 600, Herndon, Virginia  20170
             (Address of principal executive offices)       (zip code)


                                (703) 834-8500
             (Registrant's telephone number, including area code)


           _______________________________________________________
        (Former name or former address, if changes since last report)

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Item 4. Change In Registrant's Certifying Accountant

   KPMG Peat Marwick LLP was previously the principal accountants for US Order, Inc. ("US Order") which merged with and into InteliData Technologies Corporation (the "Registrant"), successor to US Order on November 7, 1996.
On November 22, 1996, that firm's appointment as principal accountants was terminated and Deloitte & Touche LLP was engaged by the Registrant as principal accountants. On November 7, 1996, US Order and Colonial Data Technologies Corp. ("Colonial Data") merged with and into the Registrant with the Registrant being the survivor. Prior to the mergers, Deloitte & Touche LLP had been engaged as the principal accountants for Colonial Data. The decision to engage Deloitte & Touche and dismiss Peat Marwick was approved by the management of the Registrant and was not submitted to the Board of Directors of the Registrant and was based in part on the prior engagement of Deloitte & Touche LLP by Colonial Data.

   In connection with the audits of the three fiscal years ended December 31, 1995, and the subsequent interim period through November 22, 1996, there were no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of disagreement.

   The audit reports of KPMG Peat Marwick LLP on the consolidated financial statements of US Order, Inc. as of December 31, 1995 and 1994, and for each of the years in the three-year period ended December 31, 1995, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

   The Registrant has requested that KPMG Peat Marwick LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated November 27, 1996, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)Exhibits:

16.1   Letter from KPMG Peat Marwick LLP.


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  November 27, 1996         INTELIDATA TECHNOLOGIES CORPORATION


                                 By:   /s/ Albert N. Wergley
                                       Albert N. Wergley
                                       Vice President, General Counsel
                                       and Secretary

                                      3

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                                EXHIBIT INDEX

Exhibit No.                    Description

  16.1            Letter from KPMG Peat Marwick LLP

                                      4

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